Exhibit 99.1
                                                                    ------------

       MGI PHARMA Reports Third Quarter 2007 Financial Results

       --Third Quarter Marked By Strong Sales Growth, Increased
      Profitability, Significant Regulatory Progress and Business
                        Development Activity--

  --Aloxi(R) Sales Grow 37% Over Q2; Expecting 10% Sequential Growth
                                in Q4--

           --Sequential Dacogen(R) Sales Growth Continues--

    MINNEAPOLIS--(BUSINESS WIRE)--Oct. 17, 2007--MGI PHARMA, INC.
(NASDAQ:MOGN), a biopharmaceutical company focused in oncology and acute care, today reported financial results for the three months ended September 30, 2007.

    Total revenue for the third quarter of 2007 was $112.5 million compared to $97.0 million for the third quarter of 2006. The Company reported GAAP net income of $10.9 million, or $0.13 per diluted share, in the 2007 third quarter compared to GAAP net income of $1.7 million, or $0.02 per diluted share, in the 2006 third quarter. Adjusted or non-GAAP net income for the 2007 third quarter increased to $24.8 million, or $0.30 per diluted share, compared to adjusted net income of $5.8 million, or $0.07 per diluted share, in the 2006 third quarter. See "Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income" below for information on the adjusted numbers presented in this press release.

    At September 30, 2007, MGI PHARMA's cash and marketable debt investments totaled $166.5 million.

    "We are pleased with the Aloxi and Dacogen sales results, the excellent earnings performance, and the many accomplishments achieved on the regulatory front" said Lonnie Moulder, President and Chief Executive Officer of MGI PHARMA. "The acceptance of the Aloxi sNDA by the FDA for PONV, the recently approved sNDA allowing for repeated doses of Aloxi in association with multi-day chemotherapy regimens, and the submission of the Aquavan NDA during the third quarter reflect our commitment to achieving our stated goals. From a business development perspective, the addition of AKR-501 to our pipeline, an exciting product candidate for treating thrombocytopenia, provides us with a significant future growth opportunity."

    Product Sales Performance

    Product sales increased to $110.8 million in the third quarter of 2007 compared to $95.5 million in the third quarter of 2006.

    During the third quarter of 2007, sales of Aloxi(R) (palonosetron hydrochloride) Injection totaled $66.3 million compared to $70.4 million in the third quarter of 2006. Sales of Dacogen(R) (decitabine) for Injection totaled $34.6 million in the third quarter compared to $11.9 million in the third quarter of 2006, its first full quarter of commercial availability.

    Operating Expenses

    Selling, general and administrative expenses totaled $38.7 million for the third quarter compared to $38.4 million for the third quarter of 2006. Adjusted selling, general and administrative expenses were $34.4 million for the third quarter of 2007 compared to $36.1 million for the same period in 2006.

    Research and development expenses totaled $22.8 million for the third quarter compared to $21.2 million for the third quarter of 2006. On a GAAP basis, research and development expenses contained a $5 million milestone payment to HELSINN HEALTHCARE SA related to the FDA's acceptance of the sNDA for the post operative nausea and vomiting indication of Aloxi. Adjusted research and development expenses in the third quarter of 2007 were $16.7 million compared to $20.5 million in the third quarter of 2006. This decrease is primarily due to the conclusion of certain clinical trials and the restructure activities implemented at the end of 2006.

    Operating income for the third quarter was $11.2 million compared to operating income of $2.6 million for the same period in 2006. Adjusted operating income for the third quarter increased to $25.2 million compared to an adjusted operating income of $6.6 million for the same period in 2006.

    Reconciliation of U.S. GAAP to Adjusted Results:

    In this press release, certain non-GAAP financial measures are presented as adjusted numbers. These numbers exclude the effects of non-cash, stock-based employee compensation expense, amortization of product intangible assets, restructuring expenses, and license and milestone payments. See the attached "Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income" for a detailed explanation of the amounts excluded and included to arrive at adjusted expenses, adjusted operating income, adjusted net income, and adjusted per share amounts for the three-month and nine-month periods ended September 30, 2007 and September 30, 2006. Adjusted or non-GAAP financial measures provide investors and management with supplemental measures of operating performance and trends that facilitate comparisons between periods before, during, and after certain items that would not otherwise be apparent on a GAAP basis. Adjusted financial measures are not, and should not be, viewed as a substitute for GAAP results. We define adjusted diluted earnings per share amounts as adjusted net income divided by the GAAP weighted average number of diluted shares outstanding. Our definition of these adjusted financial measures may differ from similarly named measures used by others.

    2007 Financial Outlook

    Based on its best-in-class profile and demand trends, the Company currently expects Aloxi sequential sales growth of approximately ten percent during the fourth quarter when compared to the third quarter. The Company now expects full year Dacogen sales of at least $115 million.

    The Company is maintaining its previous guidance of:

    --  Adjusted SG&A expenses of $140 to $145 million;

    --  Adjusted R&D expenses of approximately $73 million;

    --  Gliadel revenue growth in the single digit range;

    --  Positive adjusted operating income

    The adjusted financial outlook for SG&A excludes non-cash stock-based compensation expense. The adjusted financial outlook for R&D excludes non-cash stock-based compensation expense and license and milestone payments. Adjusted operating income additionally excludes amortization of product intangible assets and restructuring costs. We have excluded these expenses because their amount and significance cannot readily be determined at this time.

    Conference Call & Webcast Information

    MGI PHARMA will broadcast its quarterly investor conference call live over the Internet today, Wednesday, October 17, 2007 at 5:00 p.m. Eastern Time. The Company's executive management team will review third quarter 2007 financial results, discuss operations, and provide guidance on MGI PHARMA's business outlook. All interested parties are welcome to access the webcast via the Company's Website at www.mgipharma.com. The audio webcast will be archived on the Company's Website through Wednesday, October 24, 2007.

    About MGI PHARMA

    MGI PHARMA, INC. is a biopharmaceutical company focused in oncology and acute care that acquires, researches, develops and commercializes proprietary products that address the unmet needs of patients. MGI PHARMA markets Aloxi(R) (palonosetron hydrochloride) Injection, Dacogen(R) (decitabine) for Injection, and Gliadel(R) Wafer (polifeprosan 20 with carmustine implant) in the United States. The Company directly markets its products in the U.S. and collaborates with partners to reach international markets. For more information about MGI PHARMA, please visit www.mgipharma.com.

    Dacogen is being co-developed by MGI PHARMA and Janssen-Cilag, a Johnson & Johnson company. Janssen-Cilag companies are responsible for regulatory and commercial activities in all territories outside North America, while MGI PHARMA retains responsibility for all activities in the United States, Canada and Mexico.

    This news release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," "expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are not guarantees of MGI PHARMA's future performance and involve a number of risks and uncertainties that may cause actual results to differ materially from the results discussed in these statements. Factors that might cause MGI PHARMA's results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the ability of MGI PHARMA to continue to increase sales of its marketed products, the ability of MGI PHARMA to achieve its objectives for 2007, the successful completion of clinical trials for the Company's other product candidates, and other risks and uncertainties detailed from time to time in MGI PHARMA's filings with the Securities and Exchange Commission including its most recently filed Form 10-K and Form 10-Q. MGI PHARMA undertakes no duty to update any of these forward-looking statements.

                  MGI PHARMA, INC. AND SUBSIDIARIES

     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
                (In thousands, except per share data)


                                 Three Months Ended Nine Months Ended
                                   September 30,      September 30,
                                 ------------------ ------------------
                                   2007      2006     2007     2006
                                 --------- -------- -------- ---------

Revenues:
  Sales                           $110,814 $ 95,540 $283,341 $ 259,256
  Licensing and other                1,700    1,459    5,422     3,100
                                 --------- -------- -------- ---------
                                   112,514   96,999  288,763   262,356
                                 --------- -------- -------- ---------

Costs and Expenses:
  Cost of sales                     38,173   34,882   95,234    97,037
  Selling, general and
   administrative                   38,723   38,390  120,350   105,375
  Research and development          22,780   21,173   56,914    72,331
  Restructuring                        919        -    1,092         -
  Acquired in-process research
   and development                     689        -      689         -
                                 --------- -------- -------- ---------
                                   101,284   94,445  274,279   274,743
                                 --------- -------- -------- ---------

Operating income (loss)             11,230    2,554   14,484  (12,387)

Interest income                      2,100    1,364    6,074     3,881
Interest expense                   (1,873)  (1,891)  (5,623)   (5,813)
Impairment of investment                 -        -        -   (9,880)
Other income (expense)               (122)      202     (89)       257
                                 --------- -------- -------- ---------

Income (loss) before minority
 interest and income tax            11,335    2,229   14,846  (23,942)

Minority interest                        -        -        -     3,881
                                 --------- -------- -------- ---------

Income (loss) before income tax     11,335    2,229   14,846  (20,061)

Provision for income tax               485      505    1,194       458
                                 --------- -------- -------- ---------

Net income (loss)                 $ 10,850 $  1,724 $ 13,652 $(20,519)
                                 ========= ======== ======== =========


Net income (loss) per common
 share
    Basic                         $   0.14 $   0.02 $   0.17 $  (0.26)
    Diluted                       $   0.13 $   0.02 $   0.17 $  (0.26)

Weighted average number of
 common shares outstanding
    Basic                           80,239   78,583   79,841    78,196
    Diluted                         83,260   80,689   82,522    78,196


--------------------------------

                                   Consolidated Balance Sheet Data
                                             (unaudited)
                                            (In thousands)

                                As of September 30, As of December 31,
                                ------------------- ------------------
                                       2007                2006
                                ------------------- ------------------

Cash and marketable debt
 securities, unrestricted                  $166,529           $162,743
Total assets                               $516,429           $482,975
Total stockholders' equity (a)             $145,727           $105,935

(a) In accordance with SAB 108, stockholders' equity as of December 31, 2006, has been decreased by $0.9 million from $106.8 million to $105.9 million. This reduction was due to our determination that restructuring expenses recorded during the fourth quarter of 2006 were understated by $0.9 million and that these adjustments were not material to MGI's 2006 financial statements.

                  MGI PHARMA, INC. AND SUBSIDIARIES

 RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME - UNAUDITED
                (In thousands, except per share data)


                               Three Months Ended September 30, 2007
                             -----------------------------------------
                               GAAP       Adjustments (1)     Adjusted
                             --------- ---------------------- --------

Revenues:
  Sales                      $ 110,814 $       -              $110,814
  Licensing & other              1,700         -                 1,700
                             --------- ---------              --------
                               112,514         -               112,514
                             --------- ---------              --------

Costs and Expenses:
  Cost of sales                 38,173   (1,979)     (2)        36,194
  Selling, general and
   administrative               38,723   (4,345)    (2, 3)      34,378
  Research and development      22,780   (6,056)    (3, 4)      16,724
  Restructuring                    919     (919)     (5)             -
  Acquired in-process
   research & development          689     (689)     (6)             -
                             --------- ---------              --------
                               101,284  (13,988)                87,296
                             --------- ---------              --------

Operating Income                11,230    13,988                25,218

Interest income                  2,100         -                 2,100
Interest expense               (1,873)         -               (1,873)
Other expense                    (122)         -                 (122)
                             --------- ---------              --------


Income before income tax        11,335    13,988                25,323

Provision for income taxes         485         -                   485
                             --------- ---------              --------

Net income                   $  10,850 $  13,988              $ 24,838
                             ========= =========              ========


Net income per common share
    Basic                    $    0.14                        $   0.31
    Diluted                  $    0.13                        $   0.30

Weighted average number of
 common shares outstanding
    Basic                       80,239                          80,239
    Diluted                     83,260                          83,260

See Notes to Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted
 Net Income - Unaudited
----------------------------------------------------------------------

                  MGI PHARMA, INC. AND SUBSIDIARIES

 RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME - UNAUDITED
                (In thousands, except per share data)


                               Three Months Ended September 30, 2006
                             -----------------------------------------
                               GAAP       Adjustments (1)     Adjusted
                             --------- ---------------------- --------

Revenues:
  Sales                      $  95,540 $       -              $ 95,540
  Licensing & other              1,459         -                 1,459
                             --------- ---------              --------
                                96,999         -                96,999
                             --------- ---------              --------

Costs and Expenses:
  Cost of sales                 34,882   (1,027)     (2)        33,855
  Selling, general and
   administrative               38,390   (2,317) (2, 3, 4, 7)   36,073
  Research and development      21,173     (700)     (3)        20,473

                             --------- ---------              --------
                                94,445   (4,044)                90,401
                             --------- ---------              --------

Operating income                 2,554     4,044                 6,598
                                                                     -
Interest income                  1,364         -                 1,364
Interest expense               (1,891)         -               (1,891)
Other income                       202         -                   202
                             --------- ---------              --------

Loss before income tax           2,229     4,044                 6,273

Provision for income taxes         505         -                   505
                             --------- ---------              --------

Net Income                   $   1,724 $   4,044              $  5,768
                             ========= =========              ========


Net loss per common share
    Basic                    $    0.02                        $   0.07
    Diluted                  $    0.02                        $   0.07

Weighted average number of
 common shares outstanding
    Basic                       78,583                          78,583
    Diluted                     80,689                          80,689

See Notes to Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted
 Net Income - Unaudited
----------------------------------------------------------------------

                  MGI PHARMA, INC. AND SUBSIDIARIES

 RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME - UNAUDITED
                (In thousands, except per share data)

                               Nine Months Ended September 30, 2007
                             -----------------------------------------
                               GAAP       Adjustments (1)     Adjusted
                             --------- ---------------------- --------

Revenues:
  Sales                      $ 283,341 $       -              $283,341
  Licensing & other              5,422         -                 5,422
                             --------- ---------              --------
                               288,763         -               288,763
                             --------- ---------              --------

Costs and Expenses:
  Cost of sales                 95,234   (5,937)     (2)        89,297
  Selling, general and
   administrative              120,350  (14,516)  (2, 3, 4)    105,834
  Research and development      56,914   (9,089)    (3, 4)      47,825
  Restructuring                  1,092   (1,092)     (5)             -
  Acquired in-process
   research & development          689     (689)     (6)             -
                             --------- ---------              --------
                               274,279  (31,323)               242,956
                             --------- ---------              --------

Operating income                14,484    31,323                45,807

Interest income                  6,074         -                 6,074
Interest expense               (5,623)         -               (5,623)
Other income                      (89)         -                  (89)
                             --------- ---------              --------

Income before minority
 interest
and income tax                  14,846    31,323                46,169

Minority interest                    -         -                     -
                             --------- ---------              --------

Income before income tax        14,846    31,323                46,169

Provision for income taxes       1,194         -                 1,194
                             --------- ---------              --------

Net income                   $  13,652 $  31,323              $ 44,975
                             ========= =========              ========


Net income per common share
    Basic                    $    0.17                        $   0.56
    Diluted                  $    0.17                        $   0.55

Weighted average number of
 common shares outstanding
    Basic                       79,841                          79,841
    Diluted                     82,522                          82,522

See Notes to Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted
 Net Income - Unaudited
----------------------------------------------------------------------

                  MGI PHARMA, INC. AND SUBSIDIARIES

  RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET INCOME - UNAUDITED
                (In thousands, except per share data)

                               Nine Months Ended September 30, 2006
                             -----------------------------------------
                               GAAP       Adjustments (1)     Adjusted
                             --------- ---------------------- --------

Revenues:
  Sales                      $ 259,256 $       -              $259,256
  Licensing & other              3,100         -                 3,100
                             --------- ---------              --------
                               262,356         -               262,356
                             --------- ---------              --------

Costs and Expenses:
  Cost of sales                 97,037   (5,377)     (2)        91,660
  Selling, general and
   administrative              105,375   (5,230) (2, 3, 4, 7)  100,145
  Research and development      72,331   (5,644)    (3, 9)      66,687
                             --------- ---------              --------
                               274,743  (16,251)               258,492
                             --------- ---------              --------

Operating (loss) income       (12,387)    16,251                 3,864
                                                                     -
Interest income                  3,881         -                 3,881
Interest expense               (5,813)         -               (5,813)
Impairment of investment       (9,880)     9,880     (8)             -
Other income                       257         -                   257
                             --------- ---------              --------

Loss (income) before
 minority interest
and income tax                (23,942)    26,131                 2,189

Minority interest                3,881   (3,881)     (9)             -
                             --------- ---------              --------

Loss (income) before income
 tax                          (20,061)    22,250                 2,189

Provision for income taxes         458         -                   458
                             --------- ---------              --------

Net loss (income)            $(20,519) $  22,250              $  1,731
                             ========= =========              ========


Net loss (income) per common
 share
    Basic                    $  (0.26)                        $   0.02
    Diluted                  $  (0.26)                        $   0.02

Weighted average number of
 common shares outstanding
    Basic                       78,196                          78,196
    Diluted                     78,196                          78,196

See Notes to Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted
 Net Income - Unaudited
----------------------------------------------------------------------

                  MGI PHARMA, Inc. and Subsidiaries
Notes to Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net
                          Income - Unaudited
       Three and Nine Months Ended September 30, 2007 and 2006
                (In thousands, except per share data)

(1) Adjusted net income and adjusted per share amounts for the three-month periods and nine-month periods ended September 30, 2007 and 2006, exclude the effects of non-cash stock-based employee compensation expense, amortization of product intangible assets, license and milestone payments, the impairment of an equity investment, the consolidation of Symphony Neuro Development Company and restructuring expenses. The GAAP provision for income tax is used for both GAAP net income (loss) and adjusted net income. Adjusted net income per share amounts represent adjusted net income divided by the GAAP diluted weighted average number of shares outstanding. The following tables summarize the adjustments and reconciles GAAP net income (loss) to adjusted net income.

----------------------------------------------------------------------
                  MGI PHARMA, INC. AND SUBSIDIARIES

             RECONCILIATION OF GAAP NET INCOME (LOSS) TO
                   ADJUSTED NET INCOME - UNAUDITED
                (In thousands, except per share data)

                                  Three Months Ended Nine Months Ended
                                     September 30      September 30
                                  ------------------ -----------------
                                     2007      2006   2007     2006
                                  ----------- ------ ------- ---------

GAAP net income (loss)                $10,850 $1,724 $13,652 $(20,519)

  Amortization of product
   intangible assets (2)                1,998  1,047   5,994     5,437

  Non-cash, stock-based
   compensation expense (3)             5,382  2,451  18,360     6,337

  License & milestone payments
   (4)                                  5,000      -   5,188        50

  Restructuring expenses (5)              919      -   1,092         -

  IPR&D costs (6)                         689      -     689         -

  Transaction costs (7)                     -    546       -       546

  Impairment of investment (8)              -      -       -     9,880


                                  ----------- ------ ------- ---------
Adjusted net income                   $24,838 $5,768 $44,975 $   1,731
                                  =========== ====== ======= =========


----------------------------------------------------------------------

----------------------------------------------------------------------
                  MGI PHARMA, INC. AND SUBSIDIARIES

     RECONCILIATION OF GAAP NET INCOME (LOSS) PER COMMON SHARE TO
           ADJUSTED NET INCOME PER COMMON SHARE - UNAUDITED
                (In thousands, except per share data)

                                  Three Months Ended Nine Months Ended
                                     September 30       September 30
                                  ------------------ -----------------
                                     2007      2006   2007     2006
                                  ----------- ------ ------- ---------

GAAP income or (loss) per diluted
 share                                $  0.13 $ 0.02 $  0.17 $  (0.26)

  Amortization of product
   intangible assets (2)                 0.02   0.01    0.07      0.07

  Non-cash, stock-based
   compensation expense (3)              0.07   0.03    0.22      0.08

    License & milestone payments
     (4) and Restructuring
     expenses (5)
                                         0.07      -    0.08         -

  IPR&D costs (6)                        0.01      -    0.01         -

  Transaction costs (7)                     -   0.01       -      0.01

  Impairment of investment (8)              -      -       -      0.12


                                  ----------- ------ ------- ---------
Adjusted income per diluted share     $  0.30 $ 0.07 $  0.55 $    0.02
                                  =========== ====== ======= =========


----------------------------------------------------------------------

(2) To exclude amortization of product intangible assets.

(3) To exclude the effects of charges for non-cash stock-based employee compensation expense The following tables breakout the expense by operating expense category:

                                  Three Months Ended Nine Months Ended
                                  ------------------ -----------------
                                     2007      2006   2007     2006
                                  ----------- ------ ------- ---------
Selling, general and
 administrative                       $ 4,326 $1,751 $14,271 $   4,574
Research and development                1,056    700   4,089     1,763
                                  ----------- ------ ------- ---------
                                      $ 5,382 $2,451 $18,360 $   6,337
                                  =========== ====== ======= =========

(4) To exclude license and milestone payments.

(5) To exclude employee related and facility consolidation related expenses pursuant to the plan of organizational restructuring undertaken in Q4 2006.

(6) To exclude IPR&D costs related to the AkaRx transaction.

(7) To exclude transaction costs related to sale of Aggrastat.

(8) To exclude impairment of the equity investment in SuperGen, Inc.

(9) To exclude the impact of consolidating Symphony Neuro Development Company, a variable interest entity that was included in MGI consolidated financial statements from October 3, 2005 (date of the Guilford acquisition) through the date of effective termination in Q2 2006.

    CONTACT: MGI PHARMA, INC.
             Timothy J. Smith, 952-406-3100
             IR@mgipharma.com